UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2024

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 2, 2024, Lions Gate Entertainment Corp. (the “Company”) entered into an Exchange Agreement (together with all annexes and schedules thereto, the “Exchange Agreement”) with Lions Gate Capital Holdings 1, Inc. (“LGCH1”), Lions Gate Capital Holdings LLC (“LGCH”, and together with the Company and LGCH1, the “Company Parties”) and certain holders of 5.500% Senior Notes due 2029 (the “Existing Notes”) previously issued by LGCH (such holders, the “Noteholder Parties”, and together with the Company Parties, the “Parties”) pursuant to which the Parties agreed to enter into a private exchange of the Noteholder Parties’ Existing Notes for new 5.500% Exchange Notes due 2029 (the “New Notes”) to be issued by LGCH1. The consummation of the transactions contemplated by the Exchange Agreement is subject to the satisfaction of certain closing conditions as set forth therein.

The Exchange Agreement, among other things and subject to the terms and conditions set forth therein, provides for the private exchange of the Noteholder Parties’ holdings of approximately $383 million in aggregate principal amount of Existing Notes for an equivalent amount of New Notes. The terms of the New Notes will provide that, upon the occurrence of a full separation of the Company’s Studio Business (meaning substantially all of the assets and liabilities constituting the Company’s Motion Picture and Television Production segments and a substantial portion of the Company’s corporate general and administrative functions) and the Company’s STARZ Business (meaning substantially all of the assets and liabilities constituting the Company’s Media Networks segment), the interest rate on the New Notes will increase from 5.500% to 6.000% per year and the maturity will extend from 2029 to 2030. The New Notes will also be assumed by the Studio Business upon the occurrence of the full separation.

The Exchange Agreement also contains certain representations, warranties and other agreements by the Parties and provides that the Noteholder Parties consent to certain modifications to the indenture governing the Existing Notes. The representations, warranties and covenants of each party set forth in the Exchange Agreement have been made only for purposes of, and were and are solely for the benefit of, the Parties and may be subject to limitations agreed upon by the Parties. In addition, certain representations and warranties were made only as of the date of the Exchange Agreement or such other date as is specified therein. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures and no obligation to provide any such update is undertaken. Accordingly, the Exchange Agreement has been included with this filing only to provide investors with information regarding the terms of the Exchange Agreement, and not to provide investors with any other factual information regarding the Parties, their respective affiliates or their respective businesses.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with entering into the Exchange Agreement, the Company issued a press release on May 2, 2024, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

No Offer or Solicitation

This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company’s ability to effectuate the transactions contemplated by the Exchange Agreement (the “Transactions”) or the separation of the Studio Business and the STARZ Business of the Company; the benefits of the Transactions; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The Company cannot give any assurance that the Company will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Transactions or the separation of the Studio Business and the STARZ Business of the Company; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against the Company or any investigation or inquiry following announcement of the transaction, including in connection with the Transactions; (iv) the risk that the Transactions disrupt current plans and operations of the Company; (v) the ability to recognize the anticipated benefits of the Transactions; (vi) unexpected costs related to the Transactions; (vii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) operational risks; (ix) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources; (x) the risk that the consummation of the Transactions is substantially delayed or does not occur or that the separation of the Studio Business and the STARZ Business of the Company does not occur; and (xviii) other risks and uncertainties indicated from time to time in the annual report on Form 10-K (the “Form 10-K”) filed with the Securities and Exchange Commission on May 25, 2023, the quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 8, 2024, including those under “Risk Factors” in the Form 10-K, and in the other periodic reports and other filings of the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Exchange Agreement by and among Lions Gate Entertainment Corp., Lions Gate Capital Holdings 1, Inc., Lions Gate Capital Holdings LLC, and the Noteholder Parties Party thereto, dated May 2, 2024

99.1	Press Release of Lions Gate Entertainment Corp., dated May 2, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2024

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer